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                                                                    EXHIBIT 10.1

SUMMARY OF PERFORMANCE GOALS AND OBJECTIVES UNDER THE CENTERPOINT ENERGY, INC.
SHORT TERM INCENTIVE PLAN

                             2005 PERFORMANCE GOALS

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
         OFFICER                                                   GOALS                                                     WEIGHT
---------------------------   ------------------------------------------------------------------------------------------    --------
David M. McClanahan           Core Operating Income                                                                            100%

Gary L. Whitlock              Core Operating Income                                                                             60%

                              Controllable Expenditures                                                                         20%

                              Specific Operational Improvement Goals                                                            20%

Scott E. Rozzell              Core Operating Income                                                                             60%

                              Controllable Expenditures (combined Legal, Governmental Affairs, Regulatory and
                                Corporate Communications)                                                                       20%

                              Specific Operational Improvement Goals                                                            20%

Thomas R. Standish            Core Operating Income                                                                             30%

                              Achievement of goals at CenterPoint Energy Houston Electric, LLC related to:                      45%
                                 - Operating Income
                                 - Controllable Expenditures
                                 - Customer Satisfaction
                                 - Safety
                                 - Reliability


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
                              Achievement of CenterPoint Energy Information Technology ("IT") goals related to:                 25%
                                 - Controllable Expenditures
                                 - Improving efficiency
                                 - Client Satisfaction

Byron R. Kelley               Core Operating Income                                                                             30%

                              Achievement of Interstate Pipelines goals related to:                                             50%
                                 - Operating Income
                                 - Rates of Project Operating Income to Project Capital Expenditures
                                 - Customer Satisfaction

                              Achievement of Pipelines Services goals related to:                                                4%
                                 - Operating Income
                                 - Controllable Expenditures
                                 - Pipeline Expansion Project Expenditures
                                 - Safety and Environmental Compliance

                              Achievement of Field Services goals related to:                                                   16%
                                 - Operating Income
                                 - Compressor Utilization
                                 - Maintenance Capital Expenditures
                                 - Growth Projects
                                 - Availability
                                 - Safety
                                 - Well Connects

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
James S. Brian                Core Operating Income                                                                             60%

                              Controllable Expenditures                                                                         20%

                              Specific Operational Improvement Goals                                                            20%
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